Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q, as amended, of Alpha Investment Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2020 as filed with the Securities and Exchange Commission (the “Report”), I, Todd C. Buxton, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that:

1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

October 13, 2021	/s/ Todd C. Buxton
Todd C. Buxton, Chief Executive Officer
(principal executive officer)

October 13, 2021	/s/ Todd C. Buxton
Todd C. Buxton, Acting Chief Financial Officer
(principal financial and accounting officer)